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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32703, No. 333-32705, No. 333-49532, No.
333-49530, No. 333-49540, No. 333-59570 and No. 333-62269) of TransAct
Technologies Incorporated of our report dated February 26, 2004, except for Note 21, as to which the date is March 4, 2004 relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, CT
March 30, 2004